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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 29, 1998


                       HomeSide Mortgage Securities, Inc.
                 (Exact name of registrant specified in Charter)

   Delaware                         33-34957                      59-2957725
(State or other                   (Commission                   (IRS Employee
jurisdiction of                   File Number)               Identification No.)
incorporation)

          7301 Baymeadows Way
         Jacksonville, Florida                                           32256
(Address of principal executive offices)                                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (904) 281-3000

         (Former name and former address, if changed since last report)
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ITEM 2.           Acquisition or Disposition of Assets; General

                  On January 29, 1998, HomeSide Mortgage Securities, Inc. issued its Multi-Class Mortgage Pass-Through Certificates, Series 1998-1, such series representing interests in a pool of fixed rate conventional one-to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated January 28, 1998, as supplemented by the prospectus supplement dated January 28, 1998 (together, the "Prospectus").

                  The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates, the Class A-7 Certificates, the Class A-8 Certificates, the Class A-9 Certificates, the Class A-10 Certificates, the A-R Certificates and the Class A-X Certificates. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

                  The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.


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ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------                                          -----------

         1                                           Underwriting Agreement among HomeSide
                                                     Mortgage Securities, Inc., HomeSide Lending, Inc.
                                                     and Donaldson, Lufkin & Jenrette Securities
                                                     Corporation dated January 28, 1998 for Mortgage
                                                     Pass-Through Certificates issuable in series.

         4                                           Pooling and Servicing Agreement among
                                                     HomeSide Mortgage Securities, Inc., HomeSide
                                                     Lending, Inc. and Norwest Bank Minnesota,
                                                     National Association, as trustee, dated as of January
                                                     1, 1998, for Multi-Class Mortgage Pass-Through
                                                     Certificates, Series 1998-1.

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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOMESIDE MORTGAGE SECURITIES, INC.


January 29, 1998

                                        By: /s/ W. Blake Wilson
                                           -------------------------------------
                                           Name:  W. Blake Wilson
                                           Title:    Vice President


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                                INDEX TO EXHIBITS


Exhibit No.                             Description

         1                              Underwriting Agreement among HomeSide
                                        Mortgage Securities, Inc., HomeSide Lending, Inc.
                                        and Donaldson, Lufkin & Jenrette Securities
                                        Corporation dated January 28, 1998 for Mortgage
                                        Pass-Through Certificates issuable in series.

         4                              Pooling and Servicing Agreement among
                                        HomeSide Mortgage Securities, Inc., HomeSide
                                        Lending, Inc. and Norwest Bank Minnesota,
                                        National Association, as trustee, dated as of January
                                        1, 1998, for Multi-Class Mortgage Pass-Through
                                        Certificates, Series 1998-1.


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